Exhibit 99.10

	Number		Percent Of
Outstanding	of	Aggregate	Aggregate	Weighted	Weighted
Mortgage Loan	Mortgage	Principal	Principal	Average	Average	Weighted	Owner	Cashout
Principal Balances	Loans	Balance	Balance	Coupon	FICO	Average LTV	Occ%	Refi %	Full Doc%
$400,000 & Below	4,154	$708,303,156	71.01%	7.34%	614	81.37%	90.86	52.09	64.46
$400,001 - $450,000	179	76,034,849	7.62	6.784	640	81.69	95.57	48.55	42.51
$450,001 - $500,000	127	60,481,066	6.06	6.821	628	81.62	91.33	56.81	53.89
$500,001 - $550,000	63	32,923,184	3.3	6.885	629	81.56	96.7	41.65	50.93
$550,001 - $600,000	61	35,024,429	3.51	6.813	638	83.42	91.81	47.44	55.69
$600,001 - $650,000	26	16,228,002	1.63	6.768	648	82.63	88.43	57.74	57.8
$650,001 - $700,000	32	21,737,479	2.18	6.888	625	82.83	100	68.99	46.72
$700,001 - $750,000	33	24,287,219	2.43	6.646	637	79.9	94	75.67	51.87
$750,001 - $800,000	6	4,683,963	0.47	6.58	644	89.83	100	100	100
$800,001 - $850,000	11	9,215,101	0.92	6.934	632	86.35	100	54.52	100
$850,001 - $900,000	2	1,800,000	0.18	6.12	645	77.5	100	0	100
$900,001 - $950,000	2	1,868,581	0.19	6.226	639	77.49	100	100	100
$950,001 - $1,000,000	5	4,949,893	0.5	5.64	678	77.55	100	79.82	100
Total:	4,701	$997,536,921	100.00%	7.18%	620	81.56%	91.92	53.02	61.39

		Number of							% Owner	% with Initial
Amortization Type	IO Term	Loans	Principal Balance	Avg. Balance	% of Pool	WA FICO	WA LTV	% Full Doc	Occupied	Periodic Cap
2/28 ARM IO	24	844	$245,500,631.00	$290,877.52	95.10%	643	81.94	73.40%	99.34%
3/27 ARM IO	36	42	$12,639,379.00	$300,937.60	4.90%	658	81.81	88.42%	100.00%
		886	$258,140,010.00

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.